TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

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JAMES O’GRADY

I, James O'Grady, do hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life and Annuity Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ James O'Grady	Dated as of: April 1, 2024
James O'Grady

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2024
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

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OLIVER JAKOB

I, Oliver Jakob, do hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life and Annuity Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Oliver Jakob	Dated as of: April 1, 2024
Oliver Jakob

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2024
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

------------

LISA M. PROCH

I, Lisa M. Proch, do hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life and Annuity Insurance Company and do hereby ratify such signature heretofore made such persons.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lisa M. Proch	Dated as of: April 1, 2024
Lisa Proch

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2024
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

------------

Lindsay Mastroianni

I, Lindsay Mastroianni, do hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life and Annuity Insurance Company and do hereby ratify such signature heretofore made such persons.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lindsay Mastroianni	Dated as of: April 1, 2024
Lindsay Mastroianni

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2024
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815